SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): March 5, 1997



                         AMERICAN BIO MEDICA CORPORATION
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             (Exact name of registrant as specified in its charter)


          New York                    0-28666               14-1702188
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 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)


                   102 Simons Road Ancramdale, New York 12503
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (800) 227-1243


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     Item 5. Other Events.

     The Board of Directors of the Registrant has appointed two "outside" directors to fill vacancies in the Board of Directors. The new members of the Board shall serve until the next annual meeting of shareholders and until their successors are elected and qualify.

     John F. Murray has served as Chief Financial Officer of Federal Supply, Inc., Pompano Beach, Florida since April, 1994. From 1988 to 1994, Mr. Murray served as Controller for Bio Therapeutics, Inc., Woodbridge, New Jersey. He also was Controller of Shortline, a group of transportation companies, from 1982 to 1988 and, from 1974 to 1982, of Kleber tire & Rubber Corp. Mr. Murray was Director of Accounting for Western Union Telegraph Company from 1972 to 1974 and Senior Accountant for S.D. Leidesdorf & Co (now Ernst & Young) from 1969 to 1992. Mr. Murray received his BBA in Accounting from the Baruch School of the City University of New York in 1968 and became a Certified Public Accountant in the State of New York in 1974.

     Jasper R. Clay, Jr. (64 years old) served as a United States Parole Commissioner from 1984 to 1996 and from 1991 to 1996, as Vice-Chairman of the United States Parole Commission and Chairman of the National Appeals Board. He served as final authority for all decisions relating to parole, revocation, imposition or modification of parole conditions, or denial of discharge from supervision. From 1976 to 1984, Mr. Clay was State of Maryland Parole Commissioner and from 1969 to 1976, he was an Associate Member of the State of Maryland Board of Parole. Mr. Clay served as an Associate Member of the State of Maryland Board of Parole from 1969 to 1976, District Supervisor of the Baltimore City District Office in 1968, Staff Specialist-Training and Development for the Maryland Division of Parole and Probation from 1966 to 1968, Parole and Probation Agent I and II, Baltimore District, Office of the Maryland Division of Parole and Probation from 1958 to 1966 and as a Psychiatric Aide at the Spring Grove State Hospital from 1957 to 1958. He received an Honorable Discharge from the United States Army Infrantry as a First Lieutenant in 1956. He is active in a number of professional organizations including the American Correctional
Association (where he is presently a member of the Awards Committee), the Association of Paroling Authorities International (where he serves as an officer) and the National Council of Crime and Delinquency.

     He is a member of the American Correctional Association, the National Council of Crime and Delinquency and the Association of Paroling Authorities International. Mr. Clay earned his B. A. in Psychology from Morgan State University in 1954 and attended the graduate school at Loyola College in areas such as Guidance, Counseling and Psychology..



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AMERICAN BIO MEDICA CORPORATION
                                          (Registrant)

                                By: s/Stan Cipkowski
                                    Stan Cipkowski,
                                     President and Principal
                                     Executive Officer and
                                     Principal Financial Officer

     Dated: March 15, 1997